                                                                   EXHIBIT 10.48

                      Compensation Plan for Michael Perry
                      -----------------------------------


     The Compensation Committee considered and approved the following compensation plan for Michael Perry with respect to his potential bonus for 1995:


Earnings Per Share                  Bonus Amount
- ---------------------               ------------
Below $0.70                              -
$0.70                                   $100,000
$0.80                                   $200,000
$0.90                                   $300,000
$1.00                                   $400,000
$1.10                                   $475,000
$1.20                                   $550,000


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